Exhibit 10.12

LIGHTHOUSE FINANCIAL GROUP, LLC
MEMBERS NASD, SIPC
Empire State Building                                     8360 E. Via de Ventura
350 Fifth Avenue, Suite 5807
                                                                  Building L-200
New York, NY 10118                                          Scottsdale, AZ 85258
TEL: 212-216-9732
                                                               TEL: 480-905-5525
FAX: 212-216-9735
E-mail: jrnorfit@lhfg.net

                         LIGHTHOUSE FINANCIAL GROUP, LLP


                           PRIVATE PLACEMENTAGREEMENT

         THIS PRIVATE PLACEMENT AGREEMENT (the "Agreement") is made and entered into as of the 18th day of April, 2001 and through the period ending the 31st day of August, 2001 by and between Virtgame.com, Corp., a Delaware corporation, with a business address at 5230 Carroll Canyon Road, Suite 318, San Diego, CA, 92121 (the "Issuer"), and Lighthouse Financial Group, LLC, a Delaware limited liability company, with a business address at 350 Fifth Avenue, Suite 5808, New York, NY, 10118 (the "Agent").

                                    Recitals:
                                    ---------

         A. The Issuer desires to obtain the services of Agent to assist it in an effort to raise a minimum of $37,500 and a maximum of $300,000 in bridge financing capital (the "Offering"). The Issuer is offering to sell to certain, qualified investors a maximum of 8 Units each of which consists of one 10% Subordinated Convertible Note for a principal amount of $37,500 a unit and a warrant to purchase 150,000 shares of Common Stock of the Company (the "Units").

         B. The Agent is a member of the National Association of Securities Dealers, Inc. (the "NASD") and is willing, as an Agent, to assist the Issuer in the offering and sale of the Units in the Jurisdictions on the terms and conditions set forth herein.

                                   Agreement:
                                   ----------

         NOW, THEREFORE, for and in consideration of the foregoing, and of the mutual covenants, agreements, undertakings, representations and warranties contained herein, the parties hereto agree as follows:

         1. Appointment of Agent. The Issuer hereby appoints the Agent as its Agent in the Jurisdictions for the Offering.

The Issuer further appoints the Agent to act in its behalf to sell the Offering. The Issuer maintains the right in its sole discretion to approve or disapprove any potential Purchaser of the Units.

         2. Acceptance of Appointment; Best Efforts. The Agent hereby accepts the appointment described in Section I above and agrees, as Agent for the Issuer, to use its best efforts to find purchasers for the Units in the Jurisdictions. The Agent makes no commitment to purchase all or any of the Units of the Offering.

         3. Other Jurisdictions. The Issuer retains the right to employ other agents in jurisdictions other than the Jurisdictions for and in connection with the sale of the Units. However, the Issuer, in its sole discretion, may accept or reject those agents.

         4. Proceeds to Issuer. The net proceeds that shall be paid to the Issuer on the sale of Units by the Agent at a price to be determined per share.

LIGHTHOUSE FINANCIAL GROUP, LLC
MEMBERS NASD, SIPC
Empire State Building                                     8360 E. Via de Ventura
350 Fifth Avenue, Suite 5807
                                                                  Building L-200
New York, NY 10118                                          Scottsdale, AZ 85258
TEL: 212-216-9732
                                                               TEL: 480-905-5525
FAX: 212-216-9735
E-mail: jrnorfit@lhfg.net

                         LIGHTHOUSE FINANCIAL GROUP, LLP

         5. Agent Compensation. (a) As compensation for its activities hereunder and pursuant hereto, the Agent shall be paid a commission as follows:

                  i. Each acceptance by the Company, in whole or in part, of a Subscription Agreement from any prospective Purchaser shall be deemed to be a separate closing as of the date of such acceptance (a "Closing"). As sole consideration for the services provided by Agent hereunder, within five (5) days of any Closing, the Company shall pay to Agent cash in an amount equal to ten percent (10%) of the total principal amount of any Units actually purchased by a prospective Purchaser first introduced to the Company by the Agent and accepted by the Company.

         6. Agent Expenses. The Agent shall be responsible for payment of all of its, travel, printing and other expenses.

         The Issuer shall, however, reimburse the Agent for its reasonable legal fees and disbursements related to the Offering.

         7. Subscriptions. Each subscriber purchasing Units through the Agent shall subscribe for the Units by completing and executing a subscription agreement in the form attached hereto as Exhibit A ("Subscription Agreement") and delivering the completed and executed Subscription Agreement along with payment to the Agent. The Agent will transmit such Subscription Agreements directly to the Issuer by noon the next business day after receipt.

         8. Acceptance or Rejection of Subscriptions. The Issuer has the right to accept or reject any subscription. Only upon the acceptance of a subscription by the Issuer is a sale made. Upon the acceptance of a subscription, the Issuer shall execute the acceptance on the Subscription Agreement, and shall forward a duplicate of the accepted Subscription Agreement to the subscriber with a copy to the Agent.

         9. Representations and Warranties of the Issuer. The Issuer represents and warrants to, and agrees with the Agent that:

         (a) The Issuer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with power and authority to own its properties and to conduct its business as described in the Offering documents;

         (b) The Issuer has a duly authorized and outstanding capitalization as set forth in the Offering documents, its capital Units conforms to the description contained in the Offering documents and the Units conform to the description contained in the Offering documents and the Units, when issued and delivered pursuant to Subscription Agreements, shall be duly and validly issued, fully paid and non-assessable;

         (c) The Issuer shall prepare and file the Offering documents with the Jurisdictions in which such filing(s) is required, if any and shall use its best efforts to cause the registration or exemption with each such regulatory agency to become effective;

LIGHTHOUSE FINANCIAL GROUP, LLC
MEMBERS NASD, SIPC
Empire State Building                                     8360 E. Via de Ventura
350 Fifth Avenue, Suite 5807
                                                                  Building L-200
New York, NY 10118                                          Scottsdale, AZ 85258
TEL: 212-216-9732
                                                               TEL: 480-905-5525
FAX: 212-216-9735
E-mail: jrnorfit@lhfg.net

                         LIGHTHOUSE FINANCIAL GROUP, LLP


         (d) The Offering documents does not contain any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements in the Offering documents, in light of the circumstances under which they are made, not misleading;

         (e) The consolidated financial statements and schedules filed with, and as part of, the Offering documents present fairly the cost of the assets, the liabilities and the capital Units of the Issuer as of the dates of the statements and schedules, all in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the entire periods involved, except that those of such financial statements and schedules that are unaudited do not contain the notes normally required by GAAP and are subject to audit adjustments, and since the respective dates of the financial statements and schedules there has been no material adverse change in the condition or general affairs of the Issuer, financial or otherwise, other than as referred to in, or contemplated by, the Offering documents;

         (f) The execution and delivery of this Agreement, the consummation of the transactions contemplated in this Agreement and compliance with the terms and provision of this Agreement shall not conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, the Articles of Incorporation, as amended, or the Bylaws of the Issuer or any of its subsidiaries, or any indenture, mortgage or other agreement or instrument to which the Issuer or any of its subsidiaries is a party or by which any of their respective assets or properties are bound, or any applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Issuer or any of its subsidiaries or any of their respective assets or properties, except for instances where not material to the Issuer;

         (g) This Agreement has been duly authorized, executed and delivered on behalf of the Issuer, and is the valid, binding and enforceable obligation of the Issuer; and

         (h) No authorization, approval, consent or license of any regulatory body or authority is required for the valid authorization, issuance, sale and delivery of the UnitsUnits, or, if so required, all authorizations, approvals, consents and licenses have been obtained and are in full force and effect, except for instances where not material to the Issuer.

         10. Covenants of the Issuer. The Issuer covenants that:

                (a) The Issuer shall not at any time make or file any amendment or supplement to the Offering documents of which the Agent previously has not been advised and furnished a copy, or to which the Agent reasonably may object in writing. The Issuer shall prepare and file any amendments or supplements to the Offering documents that in the reasonable opinion of counsel for the Agent may be necessary in connection with the offering and sale of the Units by the Agent, and shall use its best efforts to cause each such amendment or supplement to become effective as promptly as possible.

LIGHTHOUSE FINANCIAL GROUP, LLC
MEMBERS NASD, SIPC
Empire State Building                                     8360 E. Via de Ventura
350 Fifth Avenue, Suite 5807
                                                                  Building L-200
New York, NY 10118                                          Scottsdale, AZ 85258
TEL: 212-216-9732
                                                               TEL: 480-905-5525
FAX: 212-216-9735
E-mail: jrnorfit@lhfg.net

                         LIGHTHOUSE FINANCIAL GROUP, LLP

         (b) The Issuer shall deliver to the Agent a confidential listing of potential investors for the Offering, including contact information for each such potential investor (the "Confidential Investor List"). The Issuer shall also deliver to the Agent, without charge, from time to time during the term of this Agreement as many copies of the Offering documents, the Offering Circular included therein (as amended from time to time, the "Circular") and any other documents as the Agent reasonably may request.

         (c) The Issuer shall use its best efforts to comply with, and to continue to comply with, all applicable state and federal securities and other laws so as to permit the continuation of the offering and sale of the Units.

         (d) The Issuer promptly shall notify the Agent in the event of (i) the issuance by any federal or state securities commission or authority of any stop order suspending the effectiveness of the Offering documents, or (ii) the institution or notice of the intended institution of any action or proceeding for that purpose. The Issuer shall make every reasonable effort to prevent the issuance of such a stop order, and, if such a stop order is issued at any time, to obtain the withdrawal of the order at the earliest possible time.

         (e) The Issuer will cooperate with the Agent in connection with, and shall make available to the Agent such documents and other information as the Agent shall reasonably require to satisfy, its reasonable due diligence requirements.

         11. Representations and Warranties of the Agent . The Agent represents and warrants to, and agrees with the Issuer that:

         (a) The Agent is a member in good standing of the NASD and is currently licensed in the jurisdictions in which the offering will be sold;

         (b) The Agent and all persons employed by it or who work for it as agents have all necessary permits, licenses and permissions to enable it and them to act as agent for the Issuer in the offering and sale of the Units as required by applicable state and federal securities and other laws; and

         (c) Neither the Agent nor any partner, director or officer of the Agent is disqualified under Rule 262 promulgated under the Securities Act or any applicable disqualification provision of any Jurisdiction's law.

         12. Covenants of the Agent. The Agent covenants that:

         (a) The Agent shall not sell the Units offered pursuant to the Offering documents in any manner that violates the conditions imposed by applicable state or federal securities laws in connection with an offer and sale of securities pursuant to registrations pertaining to the Offering and under the Securities Act and the registrations and/or exemptions therefrom in each of the Jurisdictions.

LIGHTHOUSE FINANCIAL GROUP, LLC
MEMBERS NASD, SIPC
Empire State Building                                     8360 E. Via de Ventura
350 Fifth Avenue, Suite 5807
                                                                  Building L-200
New York, NY 10118                                          Scottsdale, AZ 85258
TEL: 212-216-9732
                                                               TEL: 480-905-5525
FAX: 212-216-9735
E-mail: jrnorfit@lhfg.net

                         LIGHTHOUSE FINANCIAL GROUP, LLP

         (b) The Agent shall use its best efforts to contact all of the potential investors listed in the Confidential Investor List to be provided by the Issuer for purposes of Offering and selling the Units in the Offering. The Agent shall be limited to offering the Units solely to the potential investors listed in the Confidential Investor List, and the Agent shall not be required to contact any additional potential investors listed in the Confidential Investor List not already contacted by the Agent, after the Issuer has accepted Subscription Agreements from investors for the total amount of Units available in the Offering.

         13. Termination of Agreement. This Agreement may, subject to the other provisions hereof, be terminated as follows:

         (a) At any time prior to the commencement of the Offering, the Issuer may, by notice to the Agent, terminate this Agreement; and at any time prior to the commencement of the Offering, the Agent may, by notice to the Issuer, terminate this Agreement;

         (b) By the Agent at any time by notice to the Issuer because of any failure on the part of the Issuer to comply with any of the terms and provisions, or to fulfill any of the conditions hereof, or if for any reason the Issuer is unable to perform its obligations hereunder;

         (c) By the Issuer at any time by notice to the Agent because of any failure on the part of the Agent to comply with any of the terms and provisions, or to fulfill any of the conditions hereof, or if for any reason the Agent is unable to perform its obligations hereunder;

         (d) By the Issuer at any time by notice to the Agent because of disapproval of the terms of this Agreement by the NASD, SEC, or any state securities regulatory authority charged with approving such agreements or the registration of the Offering or any exemption therefrom. However, without first terminating this Agreement, the Issuer and the Agent, by mutual written consent, may amend this Agreement, by adding, deleting, or modifying any of the provisions hereof if necessary to obtain approval of this Agreement or of the offering by the NASD, SEC, or any state securities regulatory authority.

         (e) Upon the occurrence and satisfactory completion of the offering and sale of all of the Units and the distribution of the proceeds to the Agent.

         14. Indemnification. The Issuer shall indemnify and hold harmless the Agent and each person, if any, who controls the Agent within the meaning of
Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as provided below, shall reimburse the Agent and each controlling person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as the losses, claims, damages, expenses, liabilities actions or expenses

LIGHTHOUSE FINANCIAL GROUP, LLC
MEMBERS NASD, SIPC
Empire State Building                                     8360 E. Via de Ventura
350 Fifth Avenue, Suite 5807
                                                                  Building L-200
New York, NY 10118                                          Scottsdale, AZ 85258
TEL: 212-216-9732
                                                               TEL: 480-905-5525
FAX: 212-216-9735
E-mail: jrnorfit@lhfg.net

                         LIGHTHOUSE FINANCIAL GROUP, LLP

(collectively, "Losses") arising out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Offering documents, or arising out of or based upon the omission or alleged omission to state a material fact contained in the Offering documents, or arising out of or based upon the omission or alleged omission to state a material fact required to be stated in the Offering documents necessary in order to make the statements in the Offering documents not misleading, unless the untrue statement or omission was made in the Offering documents in reliance upon and in conformity with information furnished in writing to the Issuer by the Agent directly or through counsel expressly for the purpose of inclusion therein. However, this indemnification provision shall not benefit the Agent or any person controlling the Agent if the Agent failed to send or give a copy of the Offering documents to a person at or prior to the time an offer of Units was made to that person, or acted in violation of any covenants made by it herein.

         Promptly after receipt by the Agent or any person controlling the Agent of notice of the commencement of any action with respect to which indemnification may be sought from the Issuer under this Section, the Agent shall notify the Issuer in writing of the commencement, and, subject to the provisions stated below, the Issuer shall assume the defense of the action (including the employment of counsel and the payment of expenses) in so far as the action relates to any alleged Losses with respect to which indemnification may be sought from the Issuer. The Agent or any person controlling the Agent shall have the right to employ separate counsel in any action and to participate in the defense of the action, but the fees and expenses of such counsel must be specifically authorized in writing by the Issuer before being incurred. The Issuer shall not be liable, and shall not be required, to indemnify any person in connection with any settlement of any action effected without the Issuer's consent in writing.

         The Agent shall indemnify and hold harmless the Issuer, each of its directors, each of its officers, and each person, if any, who controls the Issuer within the meaning of Section 15 of the Securities Act from and against any and all Losses to which they or any of them may become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as provided below, shall reimburse the Issuer and each director, officer or controlling person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, (i) insofar as the Losses arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained the Offering documents, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated in the Offering documents or necessary in order to make the statements in the Offering documents not misleading, but only in so far as the untrue statement or omission was made in the Offering documents in reliance upon and in conformity with information furnished in writing to the Issuer by the Agent directly or through counsel expressly for the purpose of inclusion therein, or
(ii) in so far as the Losses arise out of or are based upon any statements made or action taken in connection with an offer or sale in connection with the offering and under the Securities Act and the registrations and/or exemptions therefrom in each of the Jurisdictions.

         Promptly after receipt of notice of the commencement of any action with respect to which indemnification may be sought from the Agent under this Section, the Issuer shall notify the Agent in writing of the commencement, and, subject to the provisions stated below, the Agent shall assume the defense of the action (including the employment of counsel and the payment of expenses) in so far as the action relates to any alleged Losses with respect to which

LIGHTHOUSE FINANCIAL GROUP, LLC
MEMBERS NASD, SIPC
Empire State Building                                     8360 E. Via de Ventura
350 Fifth Avenue, Suite 5807
                                                                  Building L-200
New York, NY 10118                                          Scottsdale, AZ 85258
TEL: 212-216-9732
                                                               TEL: 480-905-5525
FAX: 212-216-9735
E-mail: jrnorfit@lhfg.net

                         LIGHTHOUSE FINANCIAL GROUP, LLP


indemnification may be sought from the Agent. The Issuer and each director, officer or controlling person shall have the right to employ separate counsel in any action and to participate in the defense of the action, but the fees and expenses of the counsel shall not be the expense of the Agent unless the employment of the counsel has been specifically authorized in writing by the Agent. The Agent shall not be liable, and shall not be required, to indemnify any person in connection with any settlement of any action effected without the Agent's consent in writing.

         15. Contribution. If the indemnity referred to in Section 14 should be, for any reason whatsoever, unenforceable, unavailable or otherwise insufficient to hold each indemnified person harmless, the indemnified person shall pay to or on behalf of each indemnified person contributions for Losses so that each indemnified person ultimately bears only a portion of such Losses as is appropriate (i) to reflect the relative benefits received by each such indemnified person, respectively, on the one hand and the indemnifying person on the other hand in connection with the transaction, or (ii) if the allocation of that basis is not permitted by applicable law, to reflect not only the relative fault of each such indemnified person, respectively, and the indemnifying person as well as any other relevant equitable considerations. The respective relative benefits received by the Agent and the Issuer shall be deemed to be in the same proportion as the aggregate commission paid to the Agent bears to the total gross proceeds of the Offering. The relative fault of each indemnifying person shall be determined by reference to, among other things, whether the actions or omissions to act were by such indemnifying person and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action or omission to act.

         16. Provisions to Survive Delivery. The representations, warranties, covenants, indemnities, understandings, agreements, and other statements of the Issuer and the Agent contemplated by, set forth in, or made pursuant to, this Agreement and the indemnification agreements of the Issuer and the Agent shall survive delivery of, and payment for, the Units.

         17. Arbitration. Any dispute arising out this Agreement or breach hereof shall, at the election of A party hereto, by written notice to the other (the "Non-electing Party"), be referred to the American Arbitration Association (the "AAA") to be settled by arbitration in the city and state where the Non-electing Party, or its principal executive office, is located under the then existing Commercial Arbitration Rules of the AAA. Any arbitration conducted pursuant hereto shall be conducted by a recognized independent and impartial arbitrator mutually agreed to by the Issuer and the Agent involved in such dispute, or, if they cannot agree, by three (3) arbitrators, one chosen by the Issuer, one chosen by the Agent and the third (who shall be a recognized independent and impartial arbitrator and who shall act as chairperson of the arbitrators) selected by the first two arbitrators; provided, however, that if either party fails to appoint an arbitrator within fifteen (15) calendar days of its receipt of written notice by the other that the other has appointed an arbitrator, the arbitration shall be conducted by an arbitrator selected by the AAA. If the arbitrators selected by the issuer and the Agent fail to agree on a third arbitrator, the third arbitrator shall be appointed by the AAA. All costs of each arbitration pursuant to this Section (including, without limitation, all fees of the arbitrator(s) and attorneys' fees) shall be borne by the party whose last written offer of settlement (or claim if no offer of settlement was made by such party) differed by a greater amount from the award made by the arbitrator(s), or in the case of an arbitration to determine a matter other than a dollar amount or percentage, by the party against whom the decision of the arbitration(s) shall be rendered, as such issue is determined by the

LIGHTHOUSE FINANCIAL GROUP, LLC
MEMBERS NASD, SIPC
Empire State Building                                     8360 E. Via de Ventura
350 Fifth Avenue, Suite 5807
                                                                  Building L-200
New York, NY 10118                                          Scottsdale, AZ 85258
TEL: 212-216-9732
                                                               TEL: 480-905-5525
FAX: 212-216-9735
E-mail: jrnorfit@lhfg.net

                         LIGHTHOUSE FINANCIAL GROUP, LLP

arbitrator(s); provided, however, that no offer of settlement shall be disclosed by a party to the arbitrator(s) until after the arbitrator(s) has (have) rendered an award or decision on the merits.

         Any award granted or decision reached pursuant to arbitration hereunder shall be final and binding upon the parties and payment shall be made as so determined within seven calendar days of the date of the award or decision. Judgment upon the arbitration award or decision may be entered in any court having competent jurisdiction.

         18. Governing Law. This Agreement shall be construed in accordance with the laws ofthe State of New York without regard to conflict of law principles.

         19. Assignment. Neither this Agreement nor any interest of any party herein may be assigned, pledged or transferred without the prior written consent of the parties hereto.

         20. Binding Effect. This Agreement inures to the benefit of, and is binding upon, the parties hereto, and their respective heirs, representatives, successors, assigns and controlling person, but nothing herein shall be construed as an authorization or right of any party to assign its rights and obligations hereunder. A successor or an assign does not include a purchaser of Units of the Issuer solely by reason of that purchase.

         21. Waiver. No waiver of any provision hereof is valid unless it is in writing and signed by the person against whom it is charged.

         22. Notice. Any notice required or permitted to be given pursuant hereto must be in writing addressed to the person at the address specified herein, or at an address changed in this manner.

         23. Entire Agreement. This Agreement, including all exhibits, constitutes the entire agreement among the parties with respect to the subject matter hereof.

LIGHTHOUSE FINANCIAL GROUP, LLC
MEMBERS NASD, SIPC
Empire State Building                                     8360 E. Via de Ventura
350 Fifth Avenue, Suite 5807
                                                                  Building L-200
New York, NY 10118                                          Scottsdale, AZ 85258
TEL: 212-216-9732
                                                               TEL: 480-905-5525
FAX: 212-216-9735
E-mail: jrnorfit@lhfg.net


                         LIGHTHOUSE FINANCIAL GROUP, LLP

                IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day, month and year first written above.

           THE ISSUER:                          VIRTGAME.COM, CORP.

                                                By:  /S/ Leo I. George
                                                     -----------------
                                                     Leo I. George
                                                     Chairman of the Board




           THE AGENT:                           Lighthouse Financial Group, LLC



                                                By:  /S/ Robert J. Bradley
                                                     ---------------------
                                                     Robert J. Bradley
                                                     Principal/ Partner